                                  EXHIBIT 25

                                                                     EXHIBIT 25

================================================================================


                                    FORM T-1

                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                            STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE

                      CHECK IF AN APPLICATION TO DETERMINE
                      ELIGIBILITY OF A TRUSTEE PURSUANT TO
                        SECTION 305(b)(2)           |__|

                      --------------------------------------

                              THE BANK OF NEW YORK
              (Exact name of trustee as specified in its charter)


New York                                               13-5160382
(State of incorporation                                (I.R.S. employer
if not a U.S. national bank)                           identification no.)

48 Wall Street, New York, N.Y.                         10286
(Address of principal executive offices)               (Zip code)



                   --------------------------------------


                       PAXSON COMMUNICATIONS CORPORATION
              (Exact name of obligor as specified in its charter)


Delaware                                               59-3212788
(State or other jurisdiction of                        (ID.R.S. employer
incorporation or organization)                         identification no.)


                      SEE TABLE OF ADDITIONAL REGISTRANTS

601 Clearwater Park Road
West Palm Beach, Florida                                33401
(Address of principal executive offices)                (Zip code)


                   --------------------------------------

                 11 5/8% Senior Subordinated Notes due 2002
                     (Title of the indenture securities)

================================================================================

                           --------------------------
                        TABLE OF ADDITIONAL REGISTRANTS

                                State or Other             I.R.S. Employer
                                --------------             ---------------
Name                            Jurisdiction of            Identification Number
----                            ---------------            ---------------------
                                Incorporation/
                                --------------
                                Organization
                                ------------
PAXSON COMMUNICATIONS OF        Florida                    59-3212231
FLORIDA, INC.
------------------------
PAXSON COMMUNICATIONS LP,       Florida                    59-3212236
INC.
------------------------
PAXSON COMMUNICATIONS           Florida                    59-3212233
MANAGEMENT COMPANY
------------------------
PAXSON COMMUNICATIONS           Florida                    59-3212234
MARKETING, INC.
------------------------
PAXSON COMMUNICATIONS           Florida                    59-3212235
NETWORKS, INC.
------------------------
EXCEL MARKETING ENTERPRISES,    Florida                    59-290713
INC.
------------------------
PAXSON OUTDOOR, INC.            Florida                    59-3202387
--------------------
PAXSON NETWORKS, INC.           Florida                    59-3212238
---------------------
PAXSON COMMUNICATIONS           Florida                    59-3283729
TELEVISION, INC.
------------------------
PAXSON BROADCASTING OF          Florida                    59-3075827
JACKSONVILLE, LIMITED
PARTNERSHIP
------------------------
PAXSON BROADCASTING OF MIAMI,   Florida                    59-3095656
LIMITED PARTNERSHIP
------------------------
PAXSON BROADCASTING OF          Florida                    59-3095659
ORLANDO, LIMITED PARTNERSHIP    Florida
----------------------------
PAXSON BROADCASTING OF          Florida                    59-3075825
TAMPA, LIMITED PARTNERSHIP
--------------------------
PAXSON TAMPA LICENSE LIMITED    Florida                    59-3291861
PARTNERSHIP
------------------------
PAXSON JACKSONVILLE LICENSE     Florida                    59-3291869
LIMITED PARTNERSHIP
--------------------------
PAXSON MIAMI LICENSE LIMITED    Florida                    59-3291871
PARTNERSHIP
--------------------------
PAXSON ORLANDO LICENSE          Florida                    59-3291865
LIMITED PARTNERSHIP
--------------------------
PAXSON COMMUNICATIONS OF        Florida                    59-3235962
ATLANTA-14, INC.
--------------------------
PAXSON ATLANTA LICENSE, INC.    Florida                    59-3291854
----------------------------
PAXSON COMMUNICATIONS OF        Florida                    59-3283737
BOSTON-60, INC.
---------------------------
PAXSON BOSTON LICENSE, INC.     Florida                    59-3283741
---------------------------
PAXSON COMMUNICATIONS OF        Florida                    59-3283742
DALLAS-68, INC.
---------------------------
PAXSON DALLAS LICENSE, INC.     Florida                    59-3283743
---------------------------
PAXSON COMMUNICATIONS OF NEW    Florida                    59-3283739
LONDON-26, INC.
----------------------------
PAXSON NEW LONDON LICENSE,      Florida                    59-3283736
INC.
----------------------------

PAXSON COMMUNICATIONS OF        Florida                    59-3283731
PHILADELPHIA-61, INC.
----------------------------
PAXSON PHILADELPHIA LICENSE,    Florida                    59-3283730
INC.
----------------------------
PAXSON COMMUNICATIONS OF        Florida                    65-0471066
MIAMI-35, INC.
----------------------------
PAXSON COMMUNICATIONS OF        Florida                    59-3233735
SAN JOSE-65, INC.
----------------------------
PAXSON SAN JOSE LICENSE,        Florida                    59-3233733
INC.
----------------------------
PAXSON COMMUNICATIONS OF        Florida                    59-3227558
TAMPA-66, INC.
----------------------------
PAXSON COMMUNICATIONS OF        Florida                    59-3236008
WEST PALM BEACH-25, INC.
----------------------------
PAXSON WEST PALM BEACH          Florida                    59-3291836
LICENSE, INC.
----------------------------
PAXSON COMMUNICATIONS OF        Florida                    59-3295991
LOS ANGELES-30, INC.
----------------------------
PAXSON LOS ANGELES LICENSE,     Florida                    59-3295992
INC.
----------------------------
PAXSON COMMUNICATIONS OF        Florida                    59-3295983
MINNEAPOLIS-41, INC.
----------------------------
PAXSON COMMUNICATIONS OF ST.    Florida                    Applied for
LOUIS, INC.
----------------------------
PAXSON MINNEAPOLIS LICENSE,     Florida                    59-3295983
INC.
----------------------------
PAXSON COMMUNICATIONS OF        Florida                    62-1593701
COOKEVILLE, INC.
----------------------------
PAXSON COOKEVILLE LICENSE,      Florida                    Applied for
INC.
----------------------------
PAXSON COMMUNICATIONS OF        Florida                    65-0587768
FT. PIERCE-34, INC.
----------------------------
PAXSON COMMUNICATIONS OF        Florida                    59-3297996
ORLANDO-56, INC.
----------------------------
PAXSON COMMUNICATIONS OF        Florida                    76-0461679
HOUSTON,-49, INC.
----------------------------
PAXSON HOUSTON LICENSE, INC.    Florida                    76-0461475
----------------------------
INFOMALL TV NETWORK, INC.       Delaware                   59-3298735
-------------------------
PAXSON ST. LOUIS LICENSE, INC.  Florida                    Applied for
------------------------------
INFOMALL CABLE NETWORK, INC.    Delaware                   59-3319718
----------------------------
PAXSON COMMUNICATIONS OF        Florida                    59-3319725
CLEVELAND-67, INC.
----------------------------
PAXSON COMMUNICATIONS OF        Florida                    59-3319720
WASHINGTON-60, INC.
----------------------------
PAXSON WASHINGTON LICENSE,      Florida                    59-3319719
INC.
----------------------------
PAXSON COMMUNICATIONS OF        Florida                    Applied for
PHOENIX-13, INC.
----------------------------
PAXSON PHOENIX LICENSE, INC.    Florida                    Applied for
----------------------------
INFOMALL LOS ANGELES, INC.      Florida                    Applied for
--------------------------
PAXSON COMMUNICATIONS OF        Florida                    Applied for
MILWAUKEE-55, INC.
----------------------------
PAXSON COMMUNICATIONS OF        Florida                    59-650603895
DENVER-59, INC.
----------------------------
PAXSON COMMUNICATIONS OF        Florida                    Applied for
NEW YORK-43, INC.
----------------------------
PAXSON NEW YORK LICENSE,        Florida                    Applied for

 INC.
-----------------------------
PAXSON COMMUNICATIONS OF        Florida                    Applied for
AKRON-23, INC.
----------------------------
PAXSON AKRON LICENSE, INC.      Florida                    Applied for
--------------------------
PAXSON COMMUNICATIONS OF        Florida                    59-311446001
DAYTON-26, INC.
----------------------------

                           __________________________

1.       GENERAL INFORMATION.  FURNISH THE FOLLOWING INFORMATION AS TO THE
         TRUSTEE:

         (A) NAME AND ADDRESS OF EACH EXAMINING OR SUPERVISING AUTHORITY TO WHICH IT IS SUBJECT.

-------------------------------------------------------------------------------------
                  Name                                        Address
-------------------------------------------------------------------------------------
         Superintendent of Banks of the State of     2 Rector Street, New York,
         New York                                    N.Y.  10006, and Albany, N.Y.
                                                     12203

         Federal Reserve Bank of New York            33 Liberty Plaza, New York,
                                                     N.Y.  10045

         Federal Deposit Insurance Corporation       Washington, D.C.  20429

         New York Clearing House Association         New York, New York

         (B)     WHETHER IT IS AUTHORIZED TO EXERCISE CORPORATE TRUST POWERS.

         Yes.

2.       AFFILIATIONS WITH OBLIGOR.

         IF THE OBLIGOR IS AN AFFILIATE OF THE TRUSTEE, DESCRIBE EACH SUCH AFFILIATION.

         None.  (See Note on page 3.)

16.      LIST OF EXHIBITS.

         EXHIBITS IDENTIFIED IN PARENTHESES BELOW, ON FILE WITH THE COMMISSION, ARE INCORPORATED HEREIN BY REFERENCE AS AN EXHIBIT HERETO, PURSUANT TO RULE 7A-29 UNDER THE TRUST INDENTURE ACT OF 1939 (THE "ACT") AND RULE 24 OF THE COMMISSION'S RULES OF PRACTICE.

         1. A copy of the Organization Certificate of The Bank of New York (formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment No. 1 to Form T-1 filed with Registration Statement No. 33-6215, Exhibits 1a and 1b to Form T-1 filed with Registration Statement No. 33-21672 and Exhibit 1 to Form T-1 filed with Registration Statement No. 33-29637.)

         4. A copy of the existing By-laws of the Trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 33-31019.)

         6. The consent of the Trustee required by Section 321(b) of the Act. (Exhibit 6 to Form T-1 filed with Registration Statement No. 33-44051.)

         7. A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.

                                     NOTE


         Inasmuch as this Form T-1 is filed prior to the ascertainment by the Trustee of all facts on which to base a responsive answer to Item 2, the answer to said Item is based on incomplete information.

         Item 2 may, however, be considered as correct unless amended by an amendment to this Form T-1.

                                   SIGNATURE



         Pursuant to the requirements of the Act, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 24th day of October, 1995.


                                            THE BANK OF NEW YORK



                                            By:      /S/WALTER N. GITLIN
                                                ---------------------------
                                                Name:   WALTER N. GITLIN
                                                Title:  VICE PRESIDENT

                                                                       EXHIBIT 7

                      Consolidated Report of Condition of

                              THE BANK OF NEW YORK

                   of 48 Wall Street, New York, N.Y. 10286
                    And Foreign and Domestic Subsidiaries,
a member of the Federal Reserve System, at the close of business June 30, 1995, published in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.

                                       Dollar Amounts
ASSETS                                  in Thousands
Cash and balances due from depos-
  itory institutions:
  Noninterest-bearing balances and
  currency and coin ..................   $ 3,025,419
  Interest-bearing balances ..........       881,413
Securities:
  Held-to-maturity securities ........     1,242,368
  Available-for-sale securities ......     1,774,079
Federal funds sold in domestic
  offices of the bank ................     5,503,445
Securities purchased under agree-
  ments to resell ....................       200,634
Loans and lease financing
  receivables:
  Loans and leases, net of unearned
    income .................26,599,533
  LESS: Allowance for loan and
    lease losses ..............516,283
    Loans and leases, net of unearned
      income and allowance............    26,083,250
Assets held in trading accounts ......     1,455,639
Premises and fixed assets (including
  capitalized leases) ................       612,547
Other real estate owned ..............        79,667
Investments in unconsolidated
  subsidiaries and associated
  companies ..........................       198,737
Customers' liability to this bank on
  acceptances outstanding ............     1,111,464
Intangible assets ....................       105,263
Other assets .........................     1,237,264
                                         -----------
Total assets .........................   $43,511,189
                                         ===========

LIABILITIES
Deposits:
  In domestic offices ................   $19,233,885
  Noninterest-bearing .......7,677,954
  Interest-bearing .........11,555,931
  In foreign offices, Edge and
  Agreement subsidiaries, and IBFs ...    12,641,676
  Noninterest-bearing ..........72,479
  Interest-bearing .........12,569,197
 Federal funds purchased and secu-
  rities sold under agreements to re-
  purchase in domestic offices of
  the bank and of its Edge and
  Agreement subsidiaries, and in
  IBFs:
  Federal funds purchased ............     1,747,659
  Securities sold under agreements
    to repurchase ....................        73,553
Demand notes issued to the U.S.
  Treasury ...........................       300,000
Trading liabilities ..................       738,317
Other borrowed money:
  With original maturity of one year
    or less ..........................     1,586,443
  With original maturity of more than
    one year .........................       220,877
Bank's liability on acceptances exe-
  cuted and outstanding ..............     1,113,102
Subordinated notes and debentures ....     1,053,860
Other liabilities ....................     1,489,252
                                         -----------
Total liabilities ....................    40,198,624
                                         ===========

EQUITY CAPITAL
Common stock ........................        942,284
Surplus .............................        525,666
Undivided profits and capital
  reserves ..........................      1,849,221
Net unrealized holding gains
  (losses) on available-for-sale
  securities ........................    (      662)
Cumulative foreign currency transla-
  tion adjustments ..................    (    3,944)
                                         -----------
Total equity capital ................      3,312,565
                                         -----------
Total liabilities and equity
  capital ...........................    $43,511,189
                                         ===========


  I, Robert E. Keilman, Senior Vice President and Comptroller of the above-named bank do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true to the best of my knowledge and belief.
                                                               Robert E. Keilman

  We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true and correct.

  J. Carter Bacot     )
  Thomas A. Renyi     )     Directors
  Samuel F. Chevalier )